Exhibit 99.1

Immunovant Sciences Ltd. Closes Transaction with Health Sciences

Acquisitions Corporation

Combined company, to be named Immunovant, Inc., will begin trading on Nasdaq under ticker symbol “IMVT” on December 19, 2019

NEW YORK – Immunovant, Inc., formerly known as Health Sciences Acquisitions Corporation (Nasdaq: HSAC) (“HSAC”), a special purpose acquisition company sponsored by RTW Investments, LP, announced today the closing of its business combination with Immunovant Sciences Ltd. (“ISL”), a clinical stage biopharmaceutical company developing IMVT-1401, a fully human monoclonal antibody that selectively binds to and inhibits the neonatal Fc receptor (“FcRn”) and is designed to be delivered by subcutaneous injection.

The business combination was approved by HSAC’s stockholders at a special meeting held on December 16, 2019. HSAC reported that, prior to the special meeting, there were zero redemptions from HSAC shareholders, an uncommon occurrence demonstrating the strength of the transaction. The combined company was renamed Immunovant, Inc. (“Immunovant”), and Immunovant’s shares of common stock are expected to begin trading on Nasdaq under the symbol “IMVT” on December 19, 2019. ISL’s management team will continue to run Immunovant, led by Chief Executive Officer, Pete Salzmann, M.D.

“We are thrilled to have completed the share exchange between HSAC and ISL and look forward to supporting Immunovant as it seeks to advance three important therapeutic programs through the clinic,” said Rod Wong, M.D., President, Chief Executive Officer, and Chairman of HSAC and Managing Partner and Chief Investment Officer of RTW Investments, LP.

Proceeds from this transaction exceeded $100 million and will provide Immunovant with capital expected to progress three key IMVT-1401 pipeline programs for Graves’ ophthalmopathy, myasthenia gravis, and warm autoimmune hemolytic anemia.

Naveen Yalamanchi, Principal and Portfolio Manager at RTW Investments, LP, added, “We have been impressed with the development of Immunovant’s key asset under the thoughtful guidance of its CEO, Pete Salzmann.”

Immunovant reiterates its previous guidance regarding data releases from the ongoing and planned Phase 2 clinical trials:

•	Initial results from ASCEND-GO 1, an open-label Phase 2a clinical trial of IMVT-1401 for the treatment of Graves’ ophthalmopathy, are expected in Q1 2020.

•	Topline results from ASCEND-MG, an ongoing Phase 2a clinical trial of IMVT-1401 for the treatment of myasthenia gravis, are expected in 1H 2020.

•	Initial results from a Phase 2a clinical trial of IMVT-1401 for the treatment of warm autoimmune hemolytic anemia are expected in Q4 2020.

•	Topline results from ASCEND-GO 2, an ongoing Phase 2b clinical trial of IMVT-1401 for the treatment of Graves’ ophthalmopathy, are expected in early 2021.

“It is a privilege to be in a position to bring potentially transformative therapies to patients. We are especially excited to continue to advance our vision of enabling ‘Normal Lives for Patients with Autoimmune Diseases’, fueled by growth capital from RTW Investments and a deep roster of blue chip healthcare investors,” said Pete Salzmann, M.D. Chief Executive Officer of Immunovant.

About Health Sciences Acquisitions Corporation

HSAC was established for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities. HSAC was sponsored by RTW Investments, LP.

About RTW Investments, LP

RTW Investments, LP (“RTW”) is a New York-based investment firm that focuses on identifying transformational and disruptive innovations in biopharmaceutical and medical technologies. As a leading partner of industry and academia, RTW utilizes deep scientific expertise and a rigorous and comprehensive process to support emerging medical therapies. For further information about RTW, please visit www.rtwfunds.com.

About Immunovant, Inc.

Immunovant is a clinical-stage biopharmaceutical company focused on enabling normal lives for patients with autoimmune diseases. Immunovant is developing IMVT-1401, a novel, fully human anti-FcRn monoclonal antibody, as a subcutaneous injection for the treatment of autoimmune diseases mediated by pathogenic IgG antibodies.

About Roivant

Roivant Sciences aims to improve health by rapidly delivering innovative medicines and technologies to patients. Roivant does this by building Vants – nimble, entrepreneurial biotech, and healthcare technology companies with a unique approach to sourcing talent, aligning incentives, and deploying technology to drive greater efficiency in R&D and commercialization. For further information about Roivant, please visit www.roivant.com.

Advisors

Chardan acted as HSAC’s lead M&A and capital markets advisor. Leerink served as advisor to Immunovant. Loeb & Loeb represented HSAC on legal matters. Cooley LLP represented Immunovant on legal matters.

Forward-Looking Statements

Statements contained in this press release regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “expect,” “seek,” “plan,” “potential,” “anticipate,” “estimate,” “intend,” and similar expressions (as well as other words or expressions referencing future events, conditions, or circumstances) are intended to identify forward-looking statements. These statements include those related to the timing, progress and reporting of results of Immunovant’s ongoing clinical trials of IMVT-1401, the potential benefits or advantages of IMVT-1401, and Immunovant’s plans to use the proceeds from the transaction to advance its IMVT-1401 pipeline programs for Graves’ ophthalmopathy, myasthenia gravis, and warm autoimmune hemolytic anemia and ability to fund its clinical programs. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. The product candidates that Immunovant develops may not progress through clinical development or receive required regulatory approvals within expected timelines or at all. In addition, clinical trials may not confirm any safety, potency or other product characteristics described or assumed in this press release. In addition, such product candidates may not be beneficial to patients, or even if approved by regulatory authorities, successfully commercialized. The failure to meet expectations with respect to any of the foregoing matters may have a negative effect on Immunovant’s stock price. Additional information concerning these and other risk factors affecting Immunovant’s business can be found in HSAC’s definitive proxy statement, dated November 27, 2019, related to the transaction as filed with the Securities and Exchange Commission and is available at www.sec.gov. These forward-looking statements are not guarantees of future performance and speak only as of the date hereof, and, except as required by law, Immunovant disclaims any obligation to update these forward-looking statements to reflect future events or circumstances.

A further list and description of risks and uncertainties can be found in HSAC’s definitive proxy statement on Schedule 14A that was filed with the SEC other documents that the parties may file or furnish with the SEC, which you are encouraged to read. Any forward-looking statement made by us in this press release is based only on information currently available to HSAC and Immunovant and speaks only as of the date on which it is made. HSAC and Immunovant undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise, except as required by law.

Disclaimer

This communication shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation, or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Contacts:

Pam Connealy

Chief Financial Officer

Immunovant, Inc.

info@immunovant.com

Stephanie A. Sirota

Vice President of Corporate Strategy and Corporate Communications

Health Sciences Acquisitions Corporation

hsac@rtwfunds.com

4